NATIONS INSTITUTIONAL RESERVES
                  (formerly known as The Capitol Mutual Funds)

                      Statement of Additional Information

                           NATIONS CASH RESERVES FUND
                         NATIONS TREASURY RESERVES FUND
                        NATIONS GOVERNMENT RESERVES FUND
                        NATIONS MUNICIPAL RESERVES FUND

                 Capital, Adviser, Liquidity and Market Shares

                                August 31, 1996

                        Supplemented on November 5, 1996


This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of Nations Institutional Reserves (the "Trust") and should be read in conjunction with the Trust's prospectuses dated August 31, 1996 (the "Prospectuses"). Prospectuses may be obtained through the Distributor, Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

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                               TABLE OF CONTENTS


The Trust................................................................   1
Description of Permitted Investments.....................................   1
The Adviser .............................................................   10
The Administrator and Co-Administrator...................................   12
Counsel..................................................................   13
Trustees and Officers....................................................   13
Compensation Table.......................................................   20
Reporting................................................................   21
Investment Limitations...................................................   21
Securities Lending.......................................................   23
Performance Information..................................................   23
Purchase and Redemption of Shares........................................   26
Distribution and Shareholder Servicing Plans.............................   27
Determination of Net Asset Value.........................................   33
Taxes....................................................................   34
Fund Transactions........................................................   37
Custodian and Transfer Agent.............................................   38
Description of Shares....................................................   39
Shareholder Liability....................................................   39
Limitation of Trustees' Liability........................................   39
5% Shareholders..........................................................   40
Experts and Financial Information........................................   48

                                August 31, 1996


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                                   THE TRUST

Nations Institutional Reserves (formerly known as The Capitol Mutual Funds)1/, is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 22, 1990. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares"). Each share of each fund represents an equal proportionate interest in that fund. See "Description of Shares." This Statement of Additional Information ("SAI") relates to the Trust's Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves funds (the "Funds"). The Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves funds were formerly known as the Money Market Fund, Treasury Fund, Government Fund and Tax Free Money Market Fund, respectively.

DESCRIPTION OF PERMITTED INVESTMENTS

Money Market Securities

Direct obligations of the U.S. Government consist of bills, notes and bonds issued by the U.S. Treasury. Obligations issued by agencies of the U.S. Government, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. or are guaranteed by the U.S. Treasury or supported by the issuing agency's right to borrow from the U.S. Treasury.

The obligations of U.S. commercial banks constitute certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchanges. Maturities are generally six months or less.

Variable and Floating-Rate Instruments

The Funds may purchase variable-rate and floating-rate obligations as described in the Prospectuses. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations. If the obligation is subject to a demand feature, the Adviser will monitor its financial status to meet payment on demand. In addition, the Funds will limit their investments in securities with demand features where (a) the security or its issuer has received a short-term rating from a nationally recognized

1/ More specifically, Nations Institutional Reserves is the name under which The Capitol Mutual Funds conducts business.

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statistical rating  organization2/;  and (b) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not obligated to meet these rating and notice requirements. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations' next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable- or floating-rate instruments bear interest at a rate which varies with changes in market rates.

Commercial Instruments

Commercial paper which may be purchased by the Funds includes variable-amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a periodic basis (e.g. daily, weekly or monthly) depending upon a stated short-term interest rate index. Both the lender and the borrower may have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable-amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The Adviser will monitor on an ongoing basis the earnings power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. In addition, variable-amount master demand notes must meet the demand feature ratings and notice requirements set forth above.

Asset-Backed Securities

Pursuant to its investment policies, a Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies such as the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership interests in a pool of federally insured mortgage loans. GNMA certificates

____________
2/ As discussed in the Prospectuses, the six nationally recognized statistical rating organizations, or "NRSROs," are Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Standard & Poor's Corporation, IBCA Limited or its affiliate IBCA Inc., Thomson BankWatch, Inc. and Moody's Investors Service, Inc.


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represent  ownership  interests in underlying  mortgages  with a  maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal
payments  representing   prepayments  on  the  underlying  mortgages. Although
GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

      A Fund may invest in non-mortgage asset-backed securities. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties.
Due to the larger number of vehicles involved, however, the certificate of title to

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each vehicle financed,  pursuant to the obligations  underlying the Asset-backed
Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-backed Securities, credit card receivables are unsecured obligations of the card holder.

The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for Asset-backed Securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser, as adviser to each Fund, intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

Repurchase Agreements

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser, the Custodian or an agent of either such party monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as an unsecured creditor and required to return the underlying security to the seller's estate. Repurchase agreements are a permissible investment for all Funds.

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Reverse Repurchase Agreements

Reverse Repurchase Agreements are agreements by which a person (e.g., a Fund) sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Tax-Exempt Instruments

Tax-exempt instruments which are permissible investments include floating-rate notes. Investments in such floating-rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank), and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be comparable to the long-term bond or commercial paper ratings discussed in the relevant Prospectus. The Adviser will monitor the earnings power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings discussed in the relevant Prospectus, including municipal lease obligations and participation interests in municipal securities (such as industrial development bonds and municipal lease purchase payments).

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Nations Municipal  Reserves may engage in put transactions.  The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund will limit its put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Moreover, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. Changes in the credit quality of banks and other financial institutions guaranteeing puts (or similar securities supported by credit and liquidity enhancements) could cause losses to the Fund and affect its share price. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There is no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for premiums on all puts outstanding will not exceed 2% of the value of the total assets of the Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the average dollar-weighted maturity of the Fund including such securities the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Separately Traded Registered Interest and Principal Securities

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Each of the Funds may  invest  in  Separately  Traded  Registered  Interest  and
Principal Securities ("STRIPS") which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate each Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Adviser will only purchase STRIPS for the Funds that have a remaining maturity of 397 days or less.

Municipal Securities

The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, the Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they

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

may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


When-Issued Securities

These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. Nations Municipal Reserves will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. When-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during the period between commitment and purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Nations Municipal Reserves will instruct its Custodian to segregate and maintain liquid assets in an amount at least equal in value to Nations Municipal Reserves' commitments to purchase when-issued securities. If the value of these assets declines, Nations Municipal Reserves will segregate additional liquid assets on a daily basis so that the value of the segregated assets will be equal to the amount of such commitments.

Foreign Securities

Nations Cash Reserves may invest in U.S. dollar denominated obligations of securities of foreign issuers. Portfolio investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper.

Restricted Securities

Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Certain of the permitted investments of the Funds may be restricted securities and the Adviser may invest in restricted securities based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A and Section 4(2) promulgated under the 1933 Act. The Funds may purchase liquid and illiquid restricted securities. Purchases of illiquid restricted securities are subject to the Fund's investment limitations on the purchase of illiquid securities.



THE ADVISER

Effective January 1, 1996, NationsBanc Advisors, Inc. ("NBAI") began serving as investment adviser to the Funds of the Trust, pursuant to an Investment Advisory Agreement dated January 1, 1996. Effective January 1, 1996, TradeStreet Investment Associates, Inc. ("TradeStreet") began serving as investment sub-adviser to the Funds of the Trust, pursuant to a Sub-Advisory

Agreement dated January 1, 1996. As used herein, "Adviser" shall mean NBAI and/or TradeStreet as the context may require.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI or any of its officers, directors, employees or agents, NBAI shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Advisory Agreement shall become effective with respect to a Fund if and when approved by the Trustees of the Trust, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice.

The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of TradeStreet or any of its officers, directors, employees or agents, TradeStreet shall not be subject to liability to NBAI or to the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Sub-Advisory Agreement shall become effective with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by NBAI, or by TradeStreet on 60 days' written notice.

From May 1, 1994 to December 31, 1995, NationsBank, N.A. ("NationsBank") served as investment adviser to the Funds pursuant to an Investment Advisory Agreement dated May 1, 1994.

Prior to May 1, 1994, ASB Capital Management, Inc. served as investment adviser to the Funds pursuant to advisory agreements dated April 20, 1990 and October 1, 1993.

For the fiscal years ended April 30, 1994 and 1995 the Funds paid advisory fees as follows:

                                                                     Expenses
                                  Fees                    Fees       Reimb.
                      Fees Paid   Waived     Fees Paid    Waived     by Adviser
                      1994        1994       1995         1995       1995*

Nations Cash
    Reserves          $346,549    $122,336   $175,870     $313,476     N/A
Nations Treasury
    Reserves          271,241      853,421    142,009      840,932    N/A
Nations Gov't.
    Reserves          717,571      124,273    185,825      248,859    N/A
Nations Municipal
    Reserves          101,016       44,000    51,092       160,180   46,402

* No expenses were reimbursed for 1994. For the fiscal period from May 1, 1995 to December 31, 1995, the Funds paid Advisory Fees to NationsBank and from January 1, 1996 to April 30, 1996 the Funds paid Advisory Fees to NBAI as follows:


                                                   Fees
                                                   Reimb.                                        Fees Reimb.
                    NationsBank     NationsBank    by NationsBank  NBAI          NBAI            by
                    Fees Paid       Fees Waived    1996*           Fees Paid     Fees Waived     NBAI
                    1996*           1996                           1996          1996            1996
Nations Cash
    Reserves        $88,594         $583,033            $0        $91,313       $814,949           $0
Nations Treasury
    Reserves        104,637          709,688             0          59,180       598,567            0
Nations Gov't.
    Reserves         26,062          209,284             0             255       155,885            0
Nations Municipal
    Reserves            0            213,304           37,928           0        117,856            0

For the fiscal period from January 1, 1996 to April 30, 1996 NBAI paid Sub-Advisory Fees to TradeStreet as follows:

                                                           Fees Reimb.
                            Fees Paid      Fees Waived     by Adviser
                              1996            1996            1996
Nations Cash
    Reserves                 $99,689           $0              $0
Nations Treasury
    Reserves                  72,352            0               0
Nations Gov't.
    Reserves                  17,175            0               0
Nations Municipal
    Reserves                    0            12,964             0


ADMINISTRATOR AND CO-ADMINISTRATOR

Stephens Inc. (the "Administrator") serves as administrator of the Trust and First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, serves as the co-administrator of the Trust. Prior to May 1, 1994, SEI Financial Management Corporation served as sole administrator of the Trust.

The Administrator and Co-Administrator serve under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively. The Administrator receives, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provides under the Co-Administration Agreement, an administrative fee, computed daily and paid monthly, at the annual rate of up to 0.10% of the average daily net assets of each Fund.

Pursuant to the Administration Agreement, the Administrator has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board of Trustees meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to the Trust's shareholders and the Securities and Exchange Commission ("SEC"), including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Co-Administrator, the Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by the Trust for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file the Trust's federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. The Co-Administrator bears all expenses incurred in connection with the performance of its services.

The Administration Agreement and the Co-Administration Agreement may be terminated by a vote of a majority of the Board of Trustees, or by the Administrator or Co-Administrator, respectively, on 60 days' written notice without penalty. The Administration Agreement and Co-Administration Agreement are not assignable without the written consent of the other party. Furthermore, the Administration Agreement and the Co-Administration Agreement provide that the Administrator and Co-Administrator, respectively, shall not be liable to the Trust or its shareholders except in the case of the Administrator's or Co-Administrator's, respectively, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

For the fiscal years ended April 30, 1994, 1995 and 1996 the Funds paid administrative fees as follows:

                  Fees Paid  Fees Waived     Fees Paid  Fees Waived     Fees Paid  Fees Waived
                    1994        1994           1995        1995            1996       1996
Nations Cash
Reserves          $132,621     $47,375        $100,901     $62,214      $266,305    $259,658

Nations
Treasury
Reserves           104,745     327,406         198,515     129,132       266,472     224,219

Nations
Government
Reserves           273,815      48,921          85,654      59,241        72,398      58,097

Nations
Municipal
Reserves            39,030      16,766          44,802      25,622        63,025      47,362

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006-1812.

TRUSTEES AND OFFICERS

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and the officers of the Trust and their principal occupations for the last five years are set forth below.


                                                     Principal Occupations
                                                     During Past 5 Years
                               Position with         and Current
Name, Address, and Age         the Company           Directorships
Edmund L. Benson, III, 59      Director              Director, President and

Saunders & Benson, Inc.                              Treasurer, Saunders & Benson,
728 East Main Street                                 Inc. (Insurance); Trustee,
Suite 400                                            Nations Institutional Reserves
Richmond, VA 23219                                   and Nations Fund Trust; Director,
                                                     Nations Fund, Inc. and Nations
                                                     Fund Portfolios, Inc.

James Ermer, 54                Director              Senior Vice President- Finance,
13705 Hickory Nut Point                              CSX Corporation (transportation
Midlothian, VA  23112                                and natural resources); Director,
                                                     National Mine Service; Director,
                                                     Lawyers Title Corporation;
                                                     Trustee, Nations Institutional
                                                     Reserves and Nations Fund Trust;
                                                     Director, Nations Fund, Inc. and
                                                     Nations Fund Portfolios, Inc.

William H. Grigg, 63           Director              Since April 1994, Chairman and
Duke Power Co.                                       Chief Executive Officer; November
422 South Church Street                              1991 to April 1994, Vice
PB04G                                                Chairman, Duke Power Co.; from
Charlotte, NC 28242-0001                             April 1988 to November 1991,
                                                     Executive Vice President
                                                     Customer Group, Duke Power
                                                     Co.; Director, Hatteras
                                                     Income Securities, Inc., Nations
                                                     Government Income Term Trust
                                                     2003, Inc., Nations Government
                                                     Income Term Trust 2004, Inc.,
                                                     Nations Balanced Target Maturity
                                                     Fund, Inc., Nations Fund, Inc.
                                                     and Nations Fund Portfolios,
                                                     Inc.; Trustee, Nations Institutional
                                                     Reserves and Nations Fund Trust.


Thomas F. Keller, 65           Director              R.J. Reynolds Industries
Fuqua School of Business                             Professor of Business
Duke University                                      Administration and Dean, Fuqua
Durham, NC 27706                                     School of Business, Duke

                                                     University; Director, LADD
                                                     Furniture, Inc.; Director,
                                                     Wendy's International Mentor
                                                     Growth Fund, and  Cambridge
                                                     Trust; Director, Hatteras Income
                                                     Securities, Inc., Nations Government
                                                     Income Term Trust 2003, Inc.,
                                                     Nations Government Income Term
                                                     Trust 2004, Inc., Nations Balanced
                                                     Target Maturity Fund, Inc., Nations
                                                     Fund, Inc. and Nations Fund
                                                     Portfolios, Inc.; Trustee, Nations
                                                     Institutional Reserves and Nations
                                                     Fund Trust.

Carl E. Mundy, Jr., 61         Director              Commandant, United States Marine
9308 Ludgate Drive                                   Corps, from July 1991 to July
Alexandria, VA  23309                                1995; Commanding General, Marine
                                                     Forces Atlantic, from June 1990
                                                     to June 1991; Director, Nations
                                                     Fund, Inc. and Nations Fund
                                                     Portfolios, Inc.; Trustee,
                                                     Nations Institutional Reserves
                                                     and Nations Fund Trust.

A. Max Walker, 74*             President, Director   Financial consultant;
4580 Windsor Gate Court        and Chairman          Formerly President, A. Max Walker,
Atlanta, GA  30342             of the Board          Inc.; Director and Chairman of the
                                                     Board, Hatteras Income Securities,
                                                     Inc., Nations Government Income
                                                     Term Trust 2003, Inc., Nations
                                                     Government Income Term Trust 2004,
                                                     Inc., Nations Balanced Target
                                                     Maturity Fund, Inc., Nations Fund,
                                                     Inc. and Nations Fund Portfolios,
                                                     Inc.; President and Chairman of the
                                                     Board of Trustees, Nations
                                                     Institutional Reserves and Nations
                                                     Fund Trust.

Charles B. Walker, 57          Director              Since 1989, Director, Executive
Ethyl Corporation                                    Vice President, Chief Financial
P.O . Box 2189                                       Officer and Treasurer, Ethyl
330 South Fourth Street                              Corporation (chemicals, plastics,
Richmond, VA  23217                                  and aluminum manufacturing);
                                                     since 1994, Vice Chairman, Ethyl
                                                     Corporation and Vice Chairman,
                                                     Chief Financial Officer and
                                                     Treasurer, Albemarle Corporation,
                                                     Director, Nations Fund, Inc. and
                                                     Nations Fund Portfolios, Inc.;
                                                     Trustee, Nations Institutional
                                                     Reserves and Nations Fund Trust.

Thomas S. Word, Jr., 58*       Director              Partner, McGuire Woods Battle &
McGuire, Woods, Battle                               Boothe (law); Director, Vaughan
& Boothe                                             Bassett Furniture Company,
One James Center                                     Director VB Williams Furniture
Richmond, VA 23219                                   Company, Inc.; Director, Nations
                                                     Fund, Inc. and Nations Fund
                                                     Portfolios, Inc.; Trustee,
                                                     Nations Institutional Reserves
                                                     and Nations Fund Trust.

Richard H. Blank, Jr., 40      Secretary             Since 1994, Vice President of
Stephens Inc.                                        Mutual Fund Services, Stephens
                                                     Inc. 1990 to 1994, Manager Mutual
                                                     Fund Services, Stephens Inc. 1983
                                                     to 1990, Associate in Corporate
                                                     Finance Department, Stephens
                                                     Inc.; Secretary, Nations
                                                     Institutional Reserves, Nations
                                                     Fund Trust, Nations Fund, Inc.
                                                     and Nations Fund Portfolios, Inc.

Michael W. Nolte, 35           Assistant Secretary   Associate, Financial Services
Stephens Inc.                                        Group of Stephens Inc.

Louise P. Newcomb, 44          Assistant Secretary   Corporate Syndicate

Stephens Inc.                                        Associate, Stephens Inc.

James E. Banks, 40             Assistant Secretary   Since 1993, Attorney,
Stephens Inc.                                        Stephens Inc.; Associate
                                                     Corporate Counsel, Federated
                                                     Investors; from 1991 to 1993,
                                                     Staff Attorney, Securities
                                                     and Exchange Commission
                                                     from 1988 to 1991

Richard H. Rose, 41            Treasurer             Since 1994, Vice President,
First Data Investor Services                         Division Manager, First Data
   Group, Inc.                                       Investor Services Group, Inc.,
One Exchange Place                                   since 1988, Senior Vice
Boston, MA 02109                                     President, The Boston Company
                                                     Advisors, Inc.; Treasurer,
                                                     Nations Institutional Reserves,
                                                     Nations Fund Trust, Nations Fund,
                                                     Inc. and Nations Fund Portfolios,
                                                     Inc.

Joseph C. Viselli, 32          Assistant Treasurer   Since 1994, Director, First Data
First Data Investor Services                         Investor Services Group, Inc.,
Group, Inc.                                          since 1992, Assistant Vice
One Exchange Place                                   President, The Boston Company
Boston, MA 02109                                     Advisors, Inc., since 1989,
                                                     Senior Accountant, Price
                                                     Waterhouse LLP

Susan Manter, 42               Assistant Treasurer   Since 1996, Vice President,
First Data Investor Services                         First Data Investor Services
  Group Inc.                                         Group Inc., since 1994, Vice
One Exchange Place                                   President, Scudder Stevens and
Boston, MA  02109                                    Clark, Inc., previously
                                                     Senior Manager, Coopers &
                                                     Lybrand LLP

--------------------
* A. Max Walker and Thomas S. Word, Jr. are considered "interested persons" of the Trust for purposes of the 1940 Act.

Mr. Rose serves as Treasurer to certain other investment companies for which First Data or its affiliates serve as sponsor, distributor, administrator and/or investment adviser.

Each Trustee of the Trust is also a Director of Nations Fund, Inc., Nations Fund Portfolios, Inc. and a Trustee of Nations Fund Trust, separate registered investment companies that are part of the Nations Fund family of funds. Richard
H. Blank, Jr., Richard H. Rose, Joseph C. Viselli, Susan Manter, Michael W. Nolte, Louise P. Newcomb and James E. Banks also are officers of Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Fund Trust. William H. Grigg, Thomas F. Keller and A. Max Walker are also on the Boards of Directors for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and The Managed Balanced Target Maturity Fund, Inc. closed-end management investment companies.

Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Trustees (or committee thereof). All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers receive no direct remuneration in such capacity from the Trust. No person who is an officer, director, or employee of NationsBank or its affiliates serves as an officer, Trustee, or employee of the Trust. The Trustees and officers of Nations Fund own less than 1% of the shares of the Trust.

The Trust has adopted a Code of Ethics which, among other things, prohibits each access person of the Trust from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a Trustee or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Trust's access persons, other than its "disinterested" Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

Under the terms of the Nations Funds Retirement Plan for Eligible Trustees (the "Retirement Plan"), each trustee may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies (the "Funds") advised by the Adviser. If a trustee retires before reaching age 65, no benefits are payable. Each eligible trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate trustee's fees payable by the Funds during the calendar year in which the trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible trustee in quarterly installments for a period of no more than five years. If an eligible trustee dies after attaining age 65, the trustee's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the trustee if he had not died. The Retirement Plan is unfunded. The benefits owed to each trustee are unsecured and subject to the general creditors of the Funds.

Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring trustee's retirement benefits commence under the Retirement Plan. The Board of Trustees, in its sole discretion, may accelerate or extend such payments after a trustee's termination of service. If a deferring trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the trustee's death. If a deferring trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

                               COMPENSATION TABLE

                                           Total
                                           Compensation      Pension or
                          Aggregate        from Registrant   Retirement
                          Compensation     and Fund          Benefits Accrued    Estimated Annual
Name of Person            from             Complex Paid      as Part of          Benefits Upon
Position (1)              Registrant (2)   to Trustees(3)    Expenses            Retirement
Edmund L. Benson, III,
Trustee                          $7,269          $49,119         $19,488              $21,000

James Ermer                       7,000           44,250          19,488               21,000
Trustee

William H. Grigg                  7,527           66,397          19,488               21,000
Trustee

Thomas F. Keller                  7,550           68,597          19,488               21,000
Trustee

A. Max Walker                     9,000           75,250          19,488               25,000
Chairman of the Board

Charles B. Walker                 6,000           43,750          19,488               21,000
Trustee

Thomas S. Word                    7,548           51,579          19,488               21,000
Trustee

Carl E. Mundy, Jr.                3,500           25,875               0               21,000
Trustee

(1) All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers of the Trust receive no direct remuneration in such capacity from the Trust.

(2) For current fiscal year and includes estimated future payments. Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, plus (ii) a fee of $1,000 for attendance at each in-person board meeting attended and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by the Trustees in attending such meetings.

(3) Messrs. Grigg, Keller and A.M. Walker receive compensation from eight investment companies, including Nations Fund, Inc. (the "Company"), Nations Fund Portfolios, Inc. ("Portfolios") and Nations Fund Trust (the "Trust"), that are deemed to be part of the Nations Fund "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Mundy and Word receive compensation from four investment companies, including the Company, Portfolios and the Trust, deemed to be part of the Nations Fund complex.

(4) Total  compensation  amounts  include  deferred   compensation   (including
    interest) payable to or accrued for the following Trustees: Edmund L. Benson, III ($25,744); William H. Grigg ($47,897); Thomas F. Keller ($51,596); and Thomas S. Word ($54,579).

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to Shareholders of record.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations:

A Fund may not:

1.    Acquire more than 10% of the voting securities of any one issuer.

2.    Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) may enter into repurchase agreement and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, illiquid restricted securities and other securities which are not readily marketable are not to exceed, in the aggregate, 10% of the Fund's total assets and (c) the Funds (except Nations Municipal Reserves) may engage in securities lending as described in each prospectus and in this SAI.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of other money market funds. Under these rules and regulations, the Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. It is the position of the Securities and Exchange Commission's Staff that certain nongovernmental issues of CMOs and REMICS constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or Adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interest in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

13.   Write or purchase puts, calls or combinations thereof.

14. Invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Non-Fundamental Investment Limitations:

1. Nations Treasury Reserves may not write covered call options or purchase put options as long as the Fund invests exclusively in U.S. Treasury obligations, separately traded component parts of such obligations transferable through the Federal book-entry system, and repurchase agreements involving such obligations.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

SECURITIES LENDING

To increase return on portfolio securities, all of the Funds, except Nations Municipal Reserves, may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on investment collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

PERFORMANCE INFORMATION

From time to time the Funds advertise their "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Funds refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7)]- 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

The "tax equivalent yield" of Nations Municipal Reserves is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder. See "Taxes - Federal Income Tax" below. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

      TAX-EQUIVALENT YIELD = (  E  ) + t
                             -------
                              1 - p


              E = tax-exempt yield
              p = stated income tax rate
              t = taxable yield

Yields are one basis upon which investors may compare the Funds with other money market funds; however, yield of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

Nations Cash Reserves may quote actual return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts, as monitored by the Bank Rate Monitor, and those of corporate and government security prices indices of various durations prepared by Shearson Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

Current interest rate and yield information on governmental debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. Also current rate information on municipal debt obligations or various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry accepted source for current municipal bond market information.

Comparative information on the Consumer Price Index may also be included. This index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment.

For the 7-day period ended April 30, 1996, the yield of each Fund was as follows:


                                                                    Effective
                                                       Yield          Yield           Tax
                                       Effective      Without        Without      Equivalent
                              Yield     Yield       Fee Waivers    Fee Waivers      Yield
Nations Cash Reserves
      Capital Class           5.22%     5.34%          4.93%           5.05%          N/A
      Liquidity Class         5.07%     5.19%          4.78%           4.90%          N/A
      Adviser Class           4.97%     3.08%          4.68%           4.79%          N/A
      Market Class            0%        0%             0%              0%             N/A

Nations Treasury Reserves
      Capital Class           5.14%     5.26%          4.85%           4.97%          N/A
      Liquidity Class         4.99%     5.10%          4.70%           4.81%          N/A
      Adviser Class           4.89%     5.00%          4.60%           4.71%          N/A
      Market Class            0%        0%             0%              0%             N/A

Nations Government Reserves
      Capital Class           5.10%     5.22%          4.77%           4.89%          N/A
      Liquidity Class         4.95%     5.06%          4.62%           4.73%          N/A
      Adviser Class           4.85%     4.96%          4.52%           4.63%          N/A
      Market Class            0%        0%             0%              0%             N/A

Nations Municipal Reserves
      Capital Class           3.82%     3.89%          3.46%           3.53%          5.54%
      Liquidity Class         3.67%     3.73%          3.31%           3.37%          5.32%
      Adviser Class           3.57%     3.63%          3.21%           3.27%          5.17%
      Market Class            0%        0%             0%              0%             0%


Market Class Shares of the Funds were not offered during the period ended April 30, 1996. The yield of the Liquidity Class, Adviser Class and Market Class Shares of each Fund will normally be lower than the yield of the Capital Class Shares because Liquidity Class, Adviser Class and Market Class Shares are subject to distribution and/or shareholder servicing expenses not charged to Capital Class Shares.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day"). Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by the Distributor or the Transfer Agent. A purchase order must be received by the Distributor or the Transfer Agent by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves). A purchase order received after such time will not be accepted; notice thereof will be given to the institution placing the order and any funds received will be returned promptly to the sending institution. If federal funds are not available by the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), the order will be canceled. The purchase price is the net asset value per share next determined after acceptance of the order by the Distributor or the Transfer Agent.

Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves), and payment will normally be wired the same day. The Trust reserves the right to wire redemption proceeds within five Business Days after receiving a redemption order if, in the judgment of the NationsBank, an earlier payment could adversely impact a Fund. Redemption orders will not be accepted by the Distributor or the Transfer Agent after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves) for execution on that Business Day. The redemption price is the net asset value per share next determined after acceptance of the redemption order by the Distributor or the Transfer Agent.

The Trust is required to redeem for cash all full and fractional shares of the Trust. The redemption price is the net asset value per share of each Fund next determined after receipt by the Distributor of the redemption order.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or Shareholder(s) to accept such purchase order. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the Exchange, NationsBank, the Distributor, the Administrator, the Co-Administrator, and/or the Custodian are not open for business.

Investment Strategy

Investing the same dollar amount at regular intervals is an investment strategy known as Dollar Cost Averaging. Using this strategy, investors purchase a greater number of shares when the fund's price is low and fewer shares when the price is high. As a result, the average purchase price for shares will be less than their average cost. Dollar Cost Averaging does not provide assurance of making a profit or any guarantee against loss in continually declining markets. Investors should evaluate whether they are able to make regular investments through periods of declining price levels before deciding to use this investment technique.


DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Liquidity Class

The Trust has adopted a distribution plan (the "Liquidity Class Distribution Plan" or the "Distribution Plan") for the Liquidity Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Liquidity Class Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Liquidity Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

Liquidity Class Shares of each Fund bear the costs of their distribution fees as provided in a budget approved annually and reviewed quarterly by the Trustees of the Trust, including those Trustees who are not interested persons and have no financial interest in the Liquidity Class Plan or any related agreements. The budget will be in an amount not to exceed .30% of the average daily net assets of Liquidity Class Shares of each Fund and the Distributor will be reimbursed only for its actual expenses incurred during a fiscal year. The Distributor will also receive an additional fee of up to .30% of the average daily net assets of Liquidity Class Shares of each Fund (.35% with respect to Nations Treasury
Reserves) which the Distributor can use to compensate certain financial institutions which provide administrative and/or distribution related services to Liquidity Class shareholders. These services may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor or transfer agent; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from a Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in the Trust. It is possible that an institution may offer different classes of Shares to its customers and thus receive different compensation with respect to different classes of Shares.

In addition, the Trustees have approved a shareholder servicing plan with respect to Liquidity Class Shares of the Funds (the "Liquidity Class Servicing Plan" or the "Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Liquidity Class Shares of each Fund.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

The fees payable under the Liquidity Class Distribution Plan and Liquidity Class Servicing Plan (together, the "Liquidity Class Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor and/or the Trust under the Liquidity Class Plans which exceed the total of the payments made to the Selling Agents and/or Servicing Agents by the Distributor or the Trust and reimbursed by the Funds pursuant to the Liquidity Class Plans. Any such excess expenses may be recovered in future years, so long as the Liquidity Class Plans are in effect. Because there is no requirement under the Liquidity Class Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Liquidity Class Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund, or the Distributor, or the Trust. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Liquidity Class Plans if for any reason the Liquidity Class Plans are terminated, the Trustees will consider at that time the manner in which to treat such expenses.

For the fiscal years ended April 30, 1995 and 1996, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to NationsBank for Liquidity Class Shares in the following amounts:

                                                1996                                       1995
                                  12b-1 Fees       Shareholder Servicing     12b-1 Fees     Shareholder Servicing
       Liquidity Class             paid to           Plan Fees Paid to        paid to         Plan Fees Paid to
            Funds                  Stephens             NationsBank           Stephens           NationsBank
Nations Cash Reserves                 $0                  $30,902              $13,206                $0
Nations Government Reserves            0                     29                 58,948                 0
Nations Treasury Reserves              0                    4,201                9,486                 0
Nations Municipal Reserves             0                    6,521                3,609                 0

Such distribution expenses for each Fund were attributable to the cost of marketing the Funds.



Market Class

The Trust has adopted a distribution plan (the "Market Class Distribution Plan" or the "Distribution Plan") for the Market Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Market Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Market Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Market Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Market Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.20% of the average daily net asset value of each Fund's Market Class Shares.

The fees payable under the Market Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Market Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

In addition, the Trustees have approved a shareholder servicing plan with respect to Market Class Shares of the Funds (the "Market Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Market Class Shares beneficially owned by the Servicing Agents' clients.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in shares; (vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

The shareholder servicing plan with respect to the Market Class Distribution Plan and the Market Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

Adviser Class

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Shareholder Servicing Plan for the Adviser Class Shares of each Fund (the "Adviser Class Servicing Plan"). Under the Adviser Class Servicing Plan, the Trust may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Adviser Class Shares in the Funds. The Adviser Class Servicing Plan permits the Trust to pay Servicing Agents a fee not exceeding 0.25% of the average daily net asset value of the Adviser Class Shares beneficially owned by the Servicing Agents' clients.

The shareholder support services provided by Servicing Agents under the Adviser Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Adviser Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Adviser Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in such Adviser Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Adviser Class Shares; (vii) providing sub-accounting with respect to such Adviser Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Adviser Class Servicing Plan or related agreements;
(x) general shareholder liaison services; and (xi) providing such other similar services as the Trust reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

The Adviser Class Servicing Plan also provides that to the extent any portion of the fees payable under such Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid pursuant to the Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act.

For the fiscal years ended April 30, 1995 and 1996, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to NationsBank for Adviser Class Shares in the following amounts:

                                                1996                                   1995
                               12b-1 Fees      Shareholder Servicing       12b-1 Fees    Shareholder Servicing
       Adviser Class            paid to          Plan Fees Paid to          paid to        Plan Fees Paid to
           Funds                Stephens            NationsBank             Stephens          NationsBank
Nations Cash Reserves              $0                 $344,610                 $0               $56,057
Nations Government Reserves         0                  255,654                  0               157,228
Nations Treasury Reserves           0                  318,359                  0                68,443
Nations Municipal Reserves          0                  166,337                  0                81,350

The Adviser Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Adviser Class Servicing Plan. The Adviser Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Adviser Class Shares of such Fund. All material amendments to the Adviser Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Adviser Class Servicing Plan requires that quarterly written reports of the amounts spent under the Adviser Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.


DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Funds will be determined as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Municipal Reserves), on each day the Exchange is open for business.

Net asset value per share of each Fund is calculated by adding the value of its securities and other assets, subtracting its liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method pursuant to Rule 2a-7 under the 1940 Act, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price each Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of each Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by each Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in each Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in each Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The Funds use of amortized cost and the maintenance of the Funds net asset value at $1.00 are permitted by regulations promulgated by the SEC under the 1940 Act, provided that certain conditions are met. The Trust will maintain a dollar-weighted average maturity in the Funds of 90 days or less, will not purchase any instrument having a remaining maturity of more than 397 days, and will limit its investments to those U.S. dollar-denominated instruments which are permitted investments under SEC regulations. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to
shorten  average  portfolio  maturity;   withholding  dividends; redeeming
shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

TAXES

The following is only a summary of certain tax considerations generally affecting a Fund and its Shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, certain administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

As of the date of this Statement of Additional Information, the maximum effective federal individual stated tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (except that corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000).

It is the policy of each of the Trust's Funds to qualify for the favorable tax treatment accorded a regulated investment company ("RIC") as defined under Subchapter M of the Code. By following such policy, each of the Trust's Funds expects to eliminate or reduce to a nominal amount the federal taxes to which such Fund may be subject. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its Shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or
                                       34
other disposition of stock or securities, or certain other income, (ii) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in the securities of one or more issuers conducting their principal business activities in the same industry (other than U.S. Government securities or the securities of other
RICs).

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% Federal excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Additional Considerations for Nations Municipal Reserves:

As noted in the Prospectuses for Nations Municipal Reserves, exempt-interest dividends by such Fund are excludable from a Shareholder's gross income for regular Federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at the maximum marginal rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of "tax preference" (and therefore potentially subject to the Alternative Minimum Tax for both corporate and non-corporate taxpayers and the Environmental Tax for corporate taxpayers). Second, in the case of exempt-interest dividends received by corporate Shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

Any gain or loss recognized on a sale or redemption of Shares of the Fund by a Shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. Any loss recognized by a Shareholder upon the sale or redemption of units of the Fund held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long term capital loss to the extent of the long-term capital gain distribution. However, the foregoing loss disallowance rules are not applicable to shares sold under a periodic redemption plan.

Interest on indebtedness incurred by Shareholders to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to one-half of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

The  Fund  may  not  be  an  appropriate   investment  for  persons   (including
corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of the Fund.

Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to Federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

State Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for Federal income tax purposes. Distributions by the Funds to Shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Funds, which may differ from the Federal income tax consequences.

Depending upon applicable state and local law, Shareholders of Nations Municipal Reserves may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities in which they reside, but Shareholders of that Fund may be subject to tax on income derived from obligations of other jurisdictions. The Fund will make periodic reports to Shareholders of the source of distributions on a state-by-state basis. Shareholders are urged to consult with their tax advisors regarding whether, and under what conditions such exemption is available.

FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

The Trust does not expect to use one particular dealer, but subject to the Trust's policy of seeking the best net results, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The Funds may execute brokerage or other agency transactions through affiliated persons for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules of the SEC. These rules require that commissions paid to the affiliated person by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to such affiliated persons and will review these procedures periodically.

During its fiscal years ended April 30, 1995, 1994 and 1993, the Trust paid $0, $0 and $182,593 in aggregate brokerage commissions.

During the period ended April 30, 1995, certain Funds acquired securities of companies which are either among the Trust's "regular brokers or dealers" or parents of its "regular brokers or dealers." "Regular brokers or dealers" are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amount of the Trust's shares. At April 30, 1996, Nations Cash Reserves held securities of such companies as follows:
$50,000,000 of C.S. First Boston and $50,000,000 of Merrill Lynch.

CUSTODIAN AND TRANSFER AGENT

NationsBank of Texas, N.A., serves as custodian ("Custodian") for the securities and cash of each Fund. As custodian, NationsBank of Texas, N.A., maintains custody of the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of the Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of the Funds all checks, and receives all dividends and other distributions made on securities owned by the Funds. For such services, NationsBank of Texas, N.A., is entitled to receive, in addition to out-of-pocket expenses, fees, payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of the Funds' investments, (ii) $10.00 per repurchase collateral transaction by each Fund, and
(iii) $15.00 per purchase, sale and maturity transaction involving each Fund. NationsBank of Texas, N.A. is a wholly owned subsidiary of NationsBank Corporation.

For the fiscal year ended April 30, 1996, the Trust paid $265,472 in aggregate fees to NationsBank of Texas, N.A. for its services as custodian for the shares of each Fund.

First Data, which is located at One Exchange Place, Boston, Massachusetts 02109, serves as transfer agent for the Funds. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services.

For the fiscal year ended April 30, 1996, the Trust paid $158,461 in aggregate fees to First Data for its services as transfer agent for the shares of each Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds and different classes of each Fund. Each Fund currently offers Capital Class Shares, Liquidity Class Shares, Adviser Class Shares and Market Class Shares. Except for differences between classes of a Fund pertaining to distribution arrangements, each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional Funds or classes of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

Each Fund or class of a Fund will vote separately on matters pertaining solely to such Fund or class. Such matters include matters relating to a Fund's investment advisory agreement or a class' distribution plan. All Funds will vote as a whole on matters affecting all Funds such as the election of Trustees and the appointment of the Trust's independent accountant.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

      The following table sets forth certain information concerning each person who, to the Trust's knowledge, is a record owner of 5% or more of the Shares of a class of a Fund. Information is given as of August 5, 1996.

                                               Percentage of Shares
Name and Address                               Held of Record Only

Nations Cash Reserves

Adviser Class Shares
NationsBank of Texas, as Trustee                         36.83%
901 South Main
Dallas, TX  75283

Hare & Co., Bank of New York                             27.84%
ATTN Stif/Master Note
One Wall Street
5th Floor
New York, NY  10286

Capital Class Shares
Marmon Industrial Corporation                             6.73%
ATTN Treasury Dept.
225 West Washington Street
Suite 1900
Chicago, IL  60606

Liquidity Class Shares
National Instruments Corp.                               13.53%
ATTN Shelley Salinas
6504 Bridge Point Park
Austin, TX  78730

Hartsville Oil Mill Inc.                                  9.47%
ATTN Dwain Watson
P.O. Box 124
Darlington, SC  29532-0124

ABR Information Services Inc.                             9.39%
ATTN Vicent Addonisio
34125 US Hwy 19N
Palm Harbor, FL  34684

Duke Flour Daniel                                         7.14%
ATTN Jackie Plemons
2300 Yorkmont Road
Charlotte, NC  28201

Columbia Go Investors LP                                  7.08%
201 N. Union St., Suite 300
Alexandria, VA  22314-2642

Fellowship of Las Colinas                                 6.81%
ATTN Matt Young
3501 N. MacArthur Blvd.
Suite 500
Irving, TX  75062

Software Spectrum                                         5.94%
ATTN Scott Hanna
2140 Merritt Drive
Garland, TX  75041

National Association of Home                              5.52%
Builders of the U.S.
1201 15th St. NW
Washington, DC  20005-2800

NationsBank as Agents for                                 5.26%
Hilltop Apartments
ATTN Tracy Sidwell
10 Light St.
Baltimore, MD  21202

Market Class Shares
NationsBank SWP Disbursement GA                          32.46%
901  West Trade Street
LOC Code NC1-003-04-38
Charlotte, NC  28255

Maryland National Bank                                   28.95%
ATTN NationsBank SWP Disbursement
901 West Trade Street
LOC Code NC1- 003-04-38
Charlotte, NC  28255

NationsBank SWP Disbursement/VA                          27.20%
901 West Trade Street
LOC Code NC1- 003-04-38
Charlotte, NC  28255

NationsBank SWP Disbursement DC                          11.40%
901 West Trade Street
LOC Code NC1- 003-04-38
Charlotte, NC  28255

Nations Treasury Reserves

Adviser Class Shares
Hare & Co., Bank of New York                             86.04%
ATTN Stif/Master Note
One Wall Street
5th Floor
New York, NY  10286

Southmark Working Capital Inc.                            5.71%
ATTN Laura Rossi
2711 LBJ Freeway
Suite 950
Dallas, TX  75234

Capital Class Shares
UPS Health & Welfare Plan                                19.92%
55 Glenlake Parkway NE
Atlanta, GA  30328

UPS VEBA- Flexible & Healthcare                          13.31%
55 Glenlake Plaza NE
Atlanta, GA  30328

NICI - General Inv. Custody Acct.                        11.87%
1 NationsBank Plaza
Charlotte, NC  28255

UPS - Teamster 401(K) Treas. Fund                         7.34%
55 Glenlake Parkway NE
Atlanta, GA  30328

Liquidity Class Shares
Army Times Publishing Company                            65.81%
Profit Sharing Plan
6883 Commerce Dr.
Springfiled, VA  22159

Kay Cannan                                               32.83%
2204 Miramar
Wichita Falls, TX  76301

Market Class Shares
Maryland National Bank                                   70.31%
ATTN NationsBank SWP Disbursement
901 West Trade Street
LOC Code NC1-003-04-38
Charlotte, NC  28255

NationsBank SWP Disbursement/VA                          16.93%
901 West Trade Street
LOC Code NC1-003-04-38
Charlotte, NC  28255

NationsBank SWP Disbursement GA                           7.55%
901 West Trade Street
LOC Code NC1-003-04-38
Charlotte, NC  28255

NationsBank SWP Disbursement DC                           5.21%
901 West Trade Street
LOC Code NC1-003-04-38
Charlotte, NC  28255

Nations Government Reserves

Adviser Class Shares
Kings Daughters Hospital                                 57.94%
1901 SW HK Doogen Loop
Temple, TX  76502

Travis Boats & Motors Inc.                               14.96%
13045 Research Blvd.
Austin, TX  78750

Amerisure Property & Casualty LTD                        13.97%
13045 Research Blvd.
Austin, TX  78750

TR Kyanite Mining PR SH PL Seg B                          9.43%
P.O. Box 486
Dillwyn, VA  23936

Capital Class Shares
Atlas Carpets Mills Inc.                                  8.85%
ATTN John Torres
2200 Saybrook Ave.
Commerce, CA  90040

Westinghouse Sav Riv                                     21.30%
  Co Pen-Adm
1993 South Centennial Avenue
Building 3, Room 354
Building 992-3W-354
Aiken, SC  29802

Westinghouse Sav Riv                                     10.53%
  Co Pen-Strong
1993 South Centennial Avenue
Building 3, Room 354
Building 992-3W-354
Aiken, SC  29802

Wing Corp MM Mgmt Account                                 7.77%
Suite 2950
1200 Smith
Houston, TX  77002

Westinghouse Sav Riv                                      7.01%
  Co Pen-RCM
1993 South Centennial Avenue
Building 3, Room 354
Building 992-3W-354
Aiken, SC  29802

Westinghouse Sav Riv                                      6.23%
  Co Pen-Columbia
1993 South Centennial Avenue
Building 3, Room 354
Building 992-3W-354
Aiken, SC  29802

Mississippi Chemical DB - Fix 6/30                        6.02%
P.O. Box 388
Yazoo City, MS  39194-0388

Liquidity Class Shares
Feisoo Employee Benefit Trust                            98.99%
ATTN Chris Spycher
2601 Cattlemen Road
Sarasota, FL  34242

Market Class Shares
Maryland National Bank                                   62.50%
ATTN NationsBank SWP Disbursement
901 West Trade Street
LOC Code NC1-003-04-38
Charlotte, NC  28255

NationsBank SWP Disbursement GA                          29.62%
901 West Trade Street
LOC Code NC1-003-04-38
Charlotte, NC  28255

Nations Municipal Reserves

Adviser Class Shares
JB Enterprises                                           56.69%
ATTN Robert Krantz
P.O. Box 572
Hialeah, FL  33010

Sykes Enterprises Inc.                                   39.45%
ATTN Scott Be
100 N. Tampa St
Suite 3900
Tampa, FL  33602

Capital Class Shares
TR U/A Andersen Corp VEBA                                16.00%
Andersen Corporation
100 Fourth Avenue North
Bayport, MN  55003-1096

I/M Michael W. Lasky                                      9.45%
23-25 Walker Avenue
Baltimore, MD  21208

SBC Int'l Holdings Inc. - BK NY                           6.84%
1 N. Field Ct.
Lake Forest, IL  60045-4811

Global Express Money Orders Inc.                          6.53%
P.O. Box 8608
Silver Spring, MD  20907

T/U/W Max Spiegel - Principal                             5.88%
Box No. 68
Gladwyne, PA  19035

Liquidity Class Shares
Fedco Management Services Inc.                           43.36%
ATTN Odelin Fernandez
631 71st Street
Miami Beach, FL  33141

Advanced Management Incorporated                         38.33%
1764 Meadow Lane
Suite 300
McLean, VA  22102-4307

Grand Vacations LTD                                      16.12%
ATTN Malcolm B McMullen
6355 Mero West Blvd.
Suite 180
Orlando, FL  32835

Market Class Shares
NationsBank SWP Disbursement/VA                          48.04%
901 West Trade Street
LOC Code NC1-003-04 38
Charlotte, NC  28255

Maryland National Bank                                   32.96%
ATTN NationsBank SWP Disbursement
901 West Trade Street
LOC Code NC1-003-04 38
Charlotte, NC  28255

NationsBank SWP Disbursement GA                          18.99%
901 West Trade Street
LOC Code NC1-003-04 38
Charlotte, NC  28255

EXPERTS AND FINANCIAL INFORMATION

The Trust's Financial Statements for the year ended April 30, 1996 appearing in the Trust's 1996 Annual Financial Report, and the report thereon of Price Waterhouse LLP, independent accountant, also appearing therein, are incorporated by reference in this SAI. The Financial Statements have been examined by Price Waterhouse LLP, as indicated in their report, with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report. The Letter to Shareholders contained in the 1996 Annual Financial Report is not incorporated by reference and is not a part of the registration statement or this SAI.